SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest Event Reported): May 6, 2004

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (561) 893-0101

(Former Name or Former Address, if Changed since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On May 6, 2004, The Geo Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended March 28, 2004, a copy of which is incorporated herein by reference and attached hereto as Exhibit A.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

May 11, 2004	By:	/s/ John G. O’Rourke
Date		John G. O’Rourke
Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

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Exhibit A

NEWS RELEASE

The GEO Group, Inc.

One Park Place, Suite 700 ▪ 621 Northwest 53rd Street ▪ Boca Raton, Florida 33487 ▪ www.thegeogroupinc.com

CR-04-12

THE GEO GROUP, INC. REPORTS FIRST QUARTER RESULTS

•	Achieved Quarterly EPS of $0.25 – Net Income of $2.4 Million
•	Revenue Grew by 9% to $143 Million from $131 Million
•	Achieved Average Occupancy Rate of Approximately 100%

Boca Raton, Fla. – May 6, 2004 — The GEO Group, Inc. (NYSE: GGI) (“GEO”) today reported first quarter 2004 earnings per share of $0.25 or $2.4 million compared with $0.24 per share or $5.2 million in the first quarter of 2003. First quarter earnings reflect 9.7 million diluted weighted average shares outstanding compared to 21.3 million diluted weighted average shares outstanding for the same period in 2003.

Revenue for the first quarter of 2004 was $143 million compared with $131 million in the first quarter of 2003. Revenue for the first quarter of 2004 and the first quarter of 2003 does not include revenues from discontinued operations in Australia related to GEO’s contract with the Department of Immigration and Multicultural and Indigenous Affairs (“DIMIA”).

During the first quarter of 2004, Reeves County, Texas signed agreements with two separate governmental agencies to house inmates at the 3,064-bed Reeves County Detention Complex (the “Complex”), which is managed by GEO. With these two agreements, the Complex is expected to become fully occupied. Additionally, on January 16, 2004, GEO successfully assumed the operation of the 1,000-bed Sanders Estes Unit located in Venus, Texas.

George C. Zoley, Chairman and Chief Executive Officer of GEO, said, “We have begun 2004 with a very strong performance. We have successfully taken over the management of the Sanders Estes Unit in Venus, Texas, and the Reeves County Detention Complex, which is managed by our company, is scheduled to be fully occupied. We are very pleased with our first quarter financial and operating results and remain very optimistic about our company’s future business opportunities. We are looking forward to continuing our efforts to grow our company and enhance shareholder value.”

— More —

GEO has scheduled a conference call and simultaneous webcast at 2:30 PM (Eastern Time) today to discuss the company’s first quarter financial results as well as its progress and outlook. The call-in number for the U.S. and Canada is 1-800-952-4671 and the international call-in number is 1-706-643-1406. In addition, a live webcast of the conference call may be accessed on GEO’s investor relations home page at www.thegeogroupinc.com. A replay of the webcast will be available on the website for one year. A telephonic replay of the conference call will be available until June 6, 2004 at 1-800-642-1687 (U.S. and Canada) and 1-706-645-9291 (International). The Conference ID Number for the telephonic replay is 7165133.

GEO is a world leader in the delivery of correctional and detention management, health and mental health, and other diversified services to federal, state, and local government agencies around the globe. GEO offers a turnkey approach that includes design, construction, financing, and operations. GEO represents government clients in the United States, Australia, South Africa, New Zealand, and Canada managing 40 facilities with a total design capacity of approximately 36,000 beds.

This press release contains forward-looking statements regarding future events and future performance of the Company that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues and costs and our ability to maintain growth and strengthen contract relationships. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to successfully pursue further growth and continue to enhance shareholder value; (2) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (3) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (4) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (5) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (6) GEO’s ability to obtain future financing on acceptable terms; (7) GEO’s ability to sustain company-wide occupancy rates at its facilities; and (8) other factors contained in GEO’s Securities and Exchange Commission filings, including the forms 10-K, 10-Q and 8-K reports.

     First quarter financial tables to follow:

NEWS RELEASE

The GEO Group, Inc.

Consolidated Statements of Income
For the thirteen weeks ended
March 28, 2004 and March 30, 2003
(In thousands, except per share and operating data)

	13 Weeks	13 Weeks
	Ended	Ended
	March 28, 2004	March 30, 2003
Revenues	$142,551	$130,800
Operating Expenses	121,237	110,223
Depreciation and Amortization	3,365	3,123
General and Administrative Expenses	11,191	8,935

Operating Income	6,758	8,519

Interest Income	2,328	1,129
Interest Expense	(5,840)	(3,003)

Income Before Taxes, Equity in Earnings of Affiliates, and Discontinued Operations	3,246	6,645
Provision for Income Taxes	1,406	2,924
Equity in Earnings of Affiliates, net of tax of $225 and $449	310	620

Income from Continuing Operations	2,150	4,341
Income from Discontinued Operations, net of tax of $107 and $356	249	831

Net Income	$2,399	$5,172

Basic EPS
Income from Continuing Operations	0.23	0.20
Income from Discontinued Operations	0.03	0.04

Earnings per share — Basic	0.26	0.24

Basic Weighted Average Shares Outstanding	9,333	21,246

Diluted EPS
Income from Continuing Operations	0.22	0.20
Income from Discontinued Operations	0.03	0.04

Earnings per share – Diluted	0.25	0.24

Diluted Weighted Average Shares Outstanding	9,712	21,325

Operating Data(1)

	13 Weeks	13 Weeks
	Ended	Ended
	March 28, 2004	March 30, 2003
* Revenue-producing beds	34,648	30,241
** Compensated mandays	2,620,094	2,515,613
** Average occupancy	99.6%	99.3%

(1)	Does not include discontinued operations

*	Includes United Kingdom and South Africa

**	Excludes United Kingdom and South Africa